SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

_________________

IRWIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street
Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 22, 2003, Irwin Financial Corporation announced its Third Quarter 2003 earnings as described in Items 9 and 12 below. The news release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

            99.1  News Release issued October 22, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     On October 22, 2003, Irwin Financial Corporation announced its Third Quarter 2003 earnings. The information contained in Item 9 of this Current Report is being furnished in accordance with Regulation FD (17CFR243.100-243.103).

     The news release regarding this announcement is furnished as Exhibit 99.1 hereto.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 22, 2003, Irwin Financial Corporation announced its Third Quarter 2003 earnings. The news release regarding this announcement is furnished as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: October 22, 2003	By: /s/ GREGORY F. EHLINGER __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release issued October 22, 2003